Exhibit 99.1

AMENDMENT NINE TO LOAN AGREEMENT

This Amendment Nine to Third Restated Revolving Credit Loan Agreement (“Amendment”) is dated July 28, 2013 (“Effective Date”) by and among AAON, INC., an Oklahoma corporation (“AAON”) and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, INC. (“ACP”) (separately a “Borrower” and collectively the “Borrowers”) and BOKF, NA dba Bank of Oklahoma, formerly known as Bank of Oklahoma, N.A. (“Lender”).

RECITALS

A.    Reference is made to the Third Restated Revolving Credit Loan Agreement dated as of July 30, 2004, by and between Borrower and Lender, as amended July 30, 2005, July 30, 2006, July 30, 2007, July 30, 2008, July 30, 2009, July 30, 2010, July 30, 2011 and July 29, 2012 (as amended, the “Loan Agreement”), pursuant to which currently exists a $30,000,000 Revolving Credit Loan (“Line”) and Commitment, and pursuant to with other Loan Documents (defined therein) were executed and delivered to Lender, including without limitation the following: (i) $30,000,000 Promissory Note (“Existing Note”) dated July 29, 2012, payable by Borrower to the order of Lender, maturing on the Effective Date; and (ii) Guaranty Agreement (“Guaranty Agreement”) dated July 1, 1996, executed by AAON, INC., a Nevada corporation (“Guarantor”).

B.     Borrower has requested Lender to extend the Termination Date and the Commitment to July 27, 2014; and Lender has agreed to such request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

For valuable consideration received, Borrower and Lender agree to the following:

1.Definitions. Capitalized terms used in this Amendment (including capitalized terms used in the Recitals) that are not otherwise defined herein have the respective meanings ascribed to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1.    Extension of Commitment. Subject to the terms and conditions set forth in this Amendment, Lender hereby agrees to extend its Commitment to July 27, 2014; and in furtherance thereof: (i) Section 1.41 (Termination Date) is hereby amended to evidence that the date “July 28, 2013” shall now mean and read “July 27, 2014”; (ii) the term “Revolving Credit Note” defined in Section 2.6 shall now mean the Promissory Note (“Renewal Line Note”) in the stated principal sum of $30,000,000 of even date herewith payable by Borrower to the order of Lender, which constitutes an extension, renewal and modification, but not payment or novation, of the Existing Note.

3.Conditions. The effectiveness of this Amendment is subject to satisfaction of the following.

3.1.    Loan Documents. The following loan documents and other instruments, documents and agreement shall be duly executed and/or delivered to Lender, each in form and substance satisfactory to the Lender:

3.1.1.    This Amendment and all Ratifications attached hereto;

3.1.2.    The Renewal Line Note in form and content as set forth on EXHIBIT A attached to this Amendment; and

3.1.3.    Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

3.2.    No Default. No Event of Default shall have occurred and be continuing under the Loan Agreement or any other Loan Documents or will result from the execution of or performance under this Amendment or the documents executed pursuant hereto.

3.3.    Legal Matters. All legal matters required by Lender and Lender's legal counsel to be satisfied by the Borrower and any other Loan Party and the transactions contemplated hereby shall have been satisfied satisfactory to the Lender and its legal counsel.

3.4.    Ratification of Borrower. Borrower hereby (i) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party, (ii) agrees that the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain in full force and effect, and (iii) represents that each representation and warranty set forth in the Loan Agreement (as amended hereby) and other Loan Documents to which it is a party remains true, correct and accurate as of the Effective Date, and are hereby restated. Borrower further agrees and represents to Lender that the facts set forth in the Recitals are true and correct.

3.5.    Ratification of Guarantor. Guarantor, by execution of the ratification following the signature page hereof, hereby (i) agrees to this Amendment, (ii) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, its Guaranty as to all Obligations of the Borrower, including without limitation the Renewal Line Note, (iii) confirms that, after giving effect to the amendments provided for herein, its Guaranty remains in full force and effect, (iv) represents that each representation and warranty set forth in its Guaranty remains true, correct and accurate as of the Effective Date, and are hereby restated, and (v) acknowledges and agrees that nothing in this Amendment shall affect or impair any rights, remedies or powers which Lender may have under any of the Loan Documents, including without limitation the Guaranty.

4.REPRESENTATIONS AND WARRANTIES.

4.1.    Additional Representations and Warranties. The Borrower further represents and warrants to the Lender that:

4.1.1.    Each Borrower, and each other Loan Party to any Loan Document has the requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment, the Loan Agreement (as amended by this Amendment), and the other Loan Documents set forth under Section 3.1 (separately and collectively, the “Amendment Documents”).

4.1.2.    The Amendment Documents are valid and legally binding obligations of each respective Loan Party, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

4.1.3.    The execution, delivery and performance of the Amendment Documents by the Loan Parties do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of Borrower or any Loan Party, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which Borrower or any Loan Party is subject or by which the assets and property of the Borrower or any Loan Party is bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by the Borrower or any Loan Party pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower or any Loan Party is a party, other than liens in favor of the Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of the Lender or the Borrower's or any Loan Party's ability to perform its obligations under the Loan Agreement and related Loan Documents.

5.MISCELLANEOUS.

5.1.    Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its stated terms, all of which are hereby reaffirmed, confirmed and restated in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment. This Amendment supersedes any prior or contemporaneous discussions, representations or agreements, oral or written, concerning the subject matter of this Amendment.

5.2.    Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

5.3.    Governing Law. This Amendment, the Loan Agreement, and all other Loan Documents and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles. Borrower hereby consents to the jurisdiction of any state or federal court located within the County of Tulsa, State of Oklahoma and irrevocably agrees that, subject to Lender's election, all actions or proceedings arising out of or relating to the foregoing described documents and matters shall be litigated in such courts. Borrower expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens. Borrower hereby waives personal service of any and all process and agrees that all such service of process may be made upon Borrower by certified or registered mail, return receipt requested, addressed to Borrower at the address set forth in the Loan Agreement and service so made shall be complete ten (10) days after the same has been posted.

5.4.    Reimbursement of Expenses. Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation reasonable legal fees and out-of-pocket expenses of Riggs, Abney, Neal, Turpen, Orbison & Lewis, legal counsel to the Lender, incurred by Lender in connection herewith.

5.5.    Release of Lender. In consideration of the amendments contained herein, the Borrower and Guarantor hereby waive and release the Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof (collectively, the “Released Matters”). The Loan Parties represent and warrant to Lender that they have not purported to transfer, assign or otherwise convey any right, title or interest they have or may have in any Released Matter to any other individual or entity and that the foregoing constitutes a full and complete release of the Released Matters. Each Loan Party acknowledges that it has consulted by legal counsel of its choice and that each Loan Party has voluntarily and without coercion or duress of any kind entered into this Amendment.

5.6.    No Waiver. Borrower expressly acknowledges and agrees that the execution of this Amendment shall not constitute a waiver, and shall not preclude the exercise, of any right, power or remedy granted to Lender in any Loan Document, or as provided by applicable law. No previous amendment, modification, extension or compromise entered into with respect to any obligations of Borrower to Lender shall constitute a course of dealing or be inferred or construed as constituting an expressed or implied understanding to enter into any future modification, extension, waiver or compromise. No delay on the part of Lender in exercising any right, power, or remedy shall operate as a waiver thereof, or otherwise prejudice Lender's rights, powers, or remedies.

5.7.    Entire Agreement. This Amendment reflects the entire understanding of the Borrower and other Loan Parties as to the matters set forth herein.

5.8.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

5.9.    USA Patriot Act Notification. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance therewith.

5.10.    Late Fees. To the extent any payment due under any Loan Document is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to any usury savings clause in the Loan Documents and to the extent permitted by law, in addition to any interest or other fees and charges due under the applicable Loan Document, Borrower shall pay Lender a late fee equal to 5% of the amount of the payment that was required to have been made. Borrower agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments.

5.11.    Waiver of Jury Trial. Each of Borrower and Lender hereby irrevocably waives any and all right to trial by jury in any legal actions or proceeding arising out of or relating to the Loan Documents or the transactions contemplated thereby and agrees that any such action or proceeding shall be tried before a court and not before a jury. Each of Borrower and Lender acknowledges that this waiver is a material inducement to enter into a business relationship, and that each has relied on the waiver in entering into this Amendment and the other Loan Documents, and that each will continue to rely on this waiver in their related future dealings. Each of Borrower and Lender warrants and represents that each has had the opportunity of reviewing this jury waiver with legal counsel, and that each knowingly and voluntarily waives its jury trial rights.

(Signature page follows)

“Borrower”

AAON, INC., an Oklahoma corporation

By
Norman H. Asbjornson, President

AAON COIL PRODUCTS, INC., a Texas
corporation (formerly known as CP/AAON, Inc.)

By
Norman H. Asbjornson, President

“Lender”

BOKF, NA dba Bank of Oklahoma

By
Ky Chaffin, Senior Vice President

RATIFICATION OF GUARANTY

As inducement for the Lender to enter into the Amendment Nine to Loan Agreement (“Amendment”) dated effective July 28, 2013 to which this Ratification is affixed, the undersigned Guarantor hereby agrees to Section 3.5 of the Amendment and ratifies, confirms and restates the Guaranty Agreement dated July 1, 1996, and agrees that such Guaranty Agreement remains in full force and effect.

AAON, INC., a Nevada corporation

By
Norman H. Asbjornson, President

EXHIBIT A

(Renewal Line Note)

PROMISSORY NOTE

$30,000,000	Effective July 28, 2013 Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, AAON, INC., an Oklahoma corporation (“AAON”) and AAON COIL PRODUCTS, INC., A Texas corporation (formerly known as CP/AAON, INC. (“ACP”) (separately and collectively, the "Maker"), jointly and severally promise to pay to the order of BOKF, NA dba Bank of Oklahoma, formerly known as Bank of Oklahoma, N.A. ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of THIRTY MILLION DOLLARS ($30,000,000), or so much thereof as may have been advanced from time to time under this Note pursuant to the Loan Agreement (defined below), together with interest thereon from the date of disbursement, all as hereinafter provided. Except as otherwise provided herein, interest shall be computed and accrue on the principal amount hereof from time to time outstanding from the date advanced to the date of payment at a rate per annum equal to the Interest Rate (defined below), payable as follows:

a.	Principal. Principal shall be payable on the Maturity Date (defined below).

b.
Interest. Interest shall be payable on the last day of each month (except for interest on LIBOR Loans which shall be payable on the last day of the applicable Interest Period) and on the Maturity Date, commencing July 31, 2013, based upon the type of loan and interest rate related thereto, as more specifically described in the Loan Agreement, which terms are incorporated herein by reference.

This Note is the "Revolving Credit Note" referred to in the Loan Agreement. Reference is made to the Loan Agreement for provisions for interest accrual, the interest rate, the payment and prepayment hereof and for the acceleration of the maturity hereof, all of which are incorporated herein and made a part hereof. Terms used herein shall have the meanings ascribed to them in the Loan Agreement, unless specifically defined herein.

In addition to terms defined elsewhere in this Note, the following terms shall have the following definitions:

“Business Day” means any day other than a Saturday, Sunday or legal holiday on which commercial banks are authorized or required to be closed in Tulsa, Oklahoma.

“Event of Default” shall have the meaning given in the Loan Agreement, including without limitation the failure of Maker to make payments under this Note when due.

“Interest Rate” means the lesser of: (i) as to a tranche as elected by Maker under the Loan Agreement, the applicable Rates defined in Section 2.5.1 of the Loan Agreement which are hereby incorporated by reference; or (ii) the Maximum Rate; provided, that upon the occurrence of any Event of Default and following any stated grace period or notice and cure period, the interest rate accruing under (i) above shall equal the

Past Due Interest Rates (“Default Rate”) described in Section 2.5.3 of the Loan Agreement.

“Loan” shall have the meaning given in the Loan Agreement.

“Loan Agreement” means that certain Third Restated Revolving Credit Loan Agreement dated July 30, 2004 by and between Maker and Lender evidencing the Loan, as amended from time to time.

“Loan Documents” shall have the meaning set forth in the Loan Agreement.

“Maturity Date” means the earliest to occur of: (i) July 27, 2014; or (ii) the date on which the entire principal amount evidenced by this Note and all accrued and unpaid interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise in accordance with the terms of this Note, the Loan Agreement or any other Loan Documents.

“Maximum Rate” means the maximum interest rate allowed by applicable law in effect with respect to the Loan on the date for which a determination of interest accrued hereunder is made and after taking into account all fees, payments and other charges which are, under applicable law, characterized as interest.

“Note” means this $30,000,000 Promissory Note.

If any payment shall be due on a day other than a Business Day, such payment shall be due and payable on the next succeeding Business Day and interest shall accrue to such day. All interest due hereon shall be computed on the actual number of days elapsed (365 or 366) based upon a 360-day year.

All payments under this Note shall be made in lawful currency of the United States of America in immediately available funds at Lender's office described above without abatement, counterclaim or set-off, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

If from any circumstances whatsoever fulfillment of any provision hereof or any of such other agreements shall cause the amount paid to exceed the Maximum Rate, then ipso facto, the amount paid to Lender shall be reduced to the Maximum Rate, and if from any such circumstances Lender shall receive interest which exceeds the maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Note, and following application thereof to any other costs, expenses and fees due and owing to Lender under the Loan Agreement or any other Loan Documents, such excess shall be refunded to Maker.

Upon the occurrence of an Event of Default, this Note and all interest accrued hereon shall become due and payable at the election of the holder hereof, without notice or demand. The payment and acceptance of any sum on account of the Note shall not be considered a waiver of such right of election. Upon and after the occurrence of any Event of Default, the outstanding principal balance of this Note shall accrue interest at the Default Rate.

The obligations of Maker hereunder are independent of the obligations to Lender of any present or future guarantor, endorser or other obligor, or any other party who now or hereafter becomes liable under the

Note by contract, by operation of law or otherwise (Maker and each such other party are also referred to as an “Obligor”).

Maker waives: (i) diligence, notice of default, non-payment, demand for payment, notice of acceptance of this instrument, the Loan Agreement or any other Loan Documents, and indulgences and notices of any kind; (ii) any delay or failure of Lender in the exercise of any right or remedy; (iii) the release, compromise, subordination, substitution, impairment, or failure to perfect any security or any rights or remedies against any Obligor(s); (iv) any right to marshaling, subrogation, reimbursement or indemnity, until all indebtedness owed to Lender has been fully and indefeasibly paid and Maker's ability to obtain credit under the Loan Agreement has been irrevocably terminated; (v) any right to request or obtain from Lender information on any Obligor(s); and (vi) any act, omission or thing which might operate as a legal or equitable defense or discharge of any Obligor(s). Without limiting any other provisions of this Note, Maker waives presentment, demand for payment, protest, notice of nonpayment, and all suretyship defenses.

Without notice to, or further consent of any Obligor(s), Maker consents to: (i) every renewal, forbearance, extensions of time, and other change in the terms or conditions of any indebtedness; (ii) every waiver of Lender's rights against any Obligor(s) or any security, without such waiver prohibiting the later exercise of the same or similar rights; and (iii) any election of rights or remedies by Lender, including Lender's enforcement of this Note without first pursuing Lender's rights against any Obligor(s) or any security. Any bankruptcy, insolvency, merger, consolidation, dissolution or death of any Obligor(s) shall not affect Maker's obligations to Lender hereunder. Maker subordinates any claim or security it now or hereafter may have against any other Obligor(s) or its assets to any indebtedness Maker owes to Lender. Without limiting any of Lender's rights or Maker's obligations, Maker waives all suretyship defenses. Maker agrees that Lender shall have no duty to advise any Obligor(s) of any information regarding any circumstances bearing upon the risk of nonpayment of any indebtedness owed by Maker to Lender.

Maker and any other Obligor(s) will, on demand, pay all costs, expenses and fees incurred by the holder hereof in connection with the enforcement and collection of this Note, including without limitation reasonable attorneys' fees. A photographic or other reproduction of this Note shall be admissible in evidence with the same effect as the original Note in any judicial or other proceeding, whether or not the original is in existence.

Notwithstanding any course of dealing or course of performance: (i) neither failure nor delay on the part of Lender to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege; (ii) no notice to or demand upon Maker shall be deemed to be a waiver of the obligation of Maker or the right of Lender to take further action without notice or demand; and (iii) no amendment, modification, rescission, waiver or release of any provision of this Note shall be effective unless the same shall be in writing and signed by the holder hereof.

At any time after the occurrence of an Event of Default, without demand or notice (which Maker expressly waives), and regardless of the adequacy of any other collateral security, Lender may set off against any and all accounts, deposits, credits, collateral and other property now of hereafter in Lender's possession, custody, safekeeping or control (all of the foregoing whether in Maker's sole name, jointly with other, or for a specific purpose), and apply same to the amounts outstanding under this Note.

If any provision of this Note or any payments pursuant to this Note shall be held invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

To the extent any principal and interest due under any Loan Document is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to the savings clause set forth in this Note, in addition to any interest or other fees and charges due hereunder or under the applicable Loan Document, Borrower shall pay a late fee equal to 5% of the amount of the payment that was to have been made. Borrower agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments. The imposition or collection of this fee shall not, however, constitute a waiver of any default or demand by Lender.

THIS NOTE AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OKLAHOMA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. MAKER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF TULSA, STATE OF OKLAHOMA AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE LITIGATED IN SUCH COURTS. MAKER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. MAKER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO MAKER AT THE ADDRESS SET FORTH IN THIS AGREEMENT OR THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
EACH OF MAKER AND LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF MAKER AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, WHICH EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF MAKER AND LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
This Note is given for an actual loan of money for business purposes and not for personal, family, household, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma. This Note may not be changed orally, but only by and agreement in writing signed by Maker and Lender.

All notices, demands and requests required or desired to be given hereunder shall be delivered in accordance with the Loan Agreement.

This Note constitutes an extension and renewal of and increase to the $30,000,000 Promissory Note dated July 29, 2012, payable by Maker to the order of Lender.

“Maker”

AAON, INC., an Oklahoma corporation

By
Norman H. Asbjornson, President

AAON COIL PRODUCTS, INC., a Texas
corporation (formerly known as CP/AAON, Inc.)

By
Norman H. Asbjornson, President